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                                  Exhibit 99.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Husker Ag, LLC Form 10-QSB (the "Report") for the quarterly period ended June 30, 2002, each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Husker Ag, LLC.


/s/ O. Kelly Hodson
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O. Kelly Hodson
Chairman of Board/Chief Executive Officer


/s/ Frederick J. Knievel
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Frederick J. Knievel
Treasurer/Chief Financial Officer